SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 18, 2005

                            GOLDEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE
(State or other jurisdiction of          0-4339                  63-0250005
         incorporation)          (Commission File Number)  (IRS Employer ID No.)


                One Golden Flake Drive, Birmingham, Alabama 35205
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (205) 458-7316


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.


            Exhibit No.             Description
            -----------   -------------------------------
               99.1       Press Release dated August 18, 2005

                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized. Dated August 18, 2005


                                             GOLDEN ENTERPRISES, INC.

                                             By /s/ Patty Townsend
                                                --------------------------------
                                                 Patty Townsend
                                                 Vice President, CFO & Secretary